SCUDDER
                                                                     INVESTMENTS


Scudder Growth and Income Fund

Scudder Retirement Fund -- Series VI

Scudder Retirement Fund -- Series VII

Scudder Target 2010 Fund

Scudder Target 2011 Fund

Scudder Target 2012 Fund

Scudder Target 2013 Fund

Scudder Target 2014 Fund

Supplement to the currently effective prospectuses of each of the listed funds

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The following information replaces similar disclosure for each of the above funds in "The portfolio managers" section of the prospectuses:

The following people handle the day-to-day management of each fund:

Theresa Gusman                          Gregory Y. Sivin, CFA
Managing Director of Deutsche Asset     Vice President of Deutsche Asset
Management and Lead Portfolio           Management and Portfolio Manager
Manager of the funds.                   of the funds.
   o Joined Deutsche Asset Management      o Joined Deutsche Asset Management
     in 1995 and the funds in 2005.          in 2000 and the funds in 2005.
   o Head of equity research for           o Head of the equity portfolio
     Americas; head of global equity         analytics team for active equity:
     research team for materials: New        New York.
     York.                                 o Previously, six years of experience
   o Over 21 years of investment             as senior associate/quantitative
     industry experience.                    analyst of small cap research for
   o B.A., State University of New York      Prudential Securities, group
     at Stony Brook.                         coordinator/research analyst in the
                                             investment banking division for
                                             Goldman Sachs & Co. and senior
                                             actuarial assistant in the
                                             commercial property group for
                                             Insurance Services Office.
                                           o B.S., State University of New York
                                             at Stony Brook.

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The following information replaces paragraphs 2-7 for Scudder Growth and Income
Fund only in "The Fund's Main Investment Strategy" section of the prospectuses:

The fund seeks to bring together the top US equity research recommendations of the advisor into a single portfolio. In managing the fund, each of the advisor's US equity analysts individually assigns qualitative ratings to stocks under their coverage using bottom-up analysis and looking for companies with strong prospects for continued growth of capital and earnings. Using criteria specifically designed for the fund by the advisor, as well as the investment parameters of the fund and risk management considerations, a quantitative model compiles these research analyst ratings into a proposed list of stocks for the fund's portfolio and suggests appropriate weightings for each stock.

Making adjustments where necessary, the managers buy and sell securities in accordance with the model's, and hence the research analysts', recommendations. In addition to the risk management criteria inherent in the portfolio construction process, the managers use analytical tools to monitor the risk profile of the portfolio relative to comparable funds, and appropriate benchmarks and peer groups.















               Please Retain This Supplement for Future Reference





April 1, 2005